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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        April 20, 2001 (April 20, 2001)

                                   ----------

                      ORTHODONTIC CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                               001-31457                         72-1278948
----------------------------            ------------------------           ----------------------
(State or Other Jurisdiction            (Commission File Number)              (I.R.S. Employer
     of Incorporation)                                                     Identification Number)

     3850 N. CAUSEWAY BOULEVARD, SUITE 1040
                METAIRIE, LOUISIANA                                70002
     ----------------------------------------                    ----------
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (504) 834-4392
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)


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ITEM 9. REGULATION FD DISCLOSURE.

Orthodontic Centers of America, Inc. (the "Company") provides the following information pursuant to Regulation FD:

         (1) Selected unaudited pro forma statement of income data for the twelve months ended December 31, 1996, 1997, 1998 and 1999, calculated assuming the Company's change in revenue recognition effective January 1, 2000 pursuant to Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"), had been in effect for all periods presented;

         (2) Selected unaudited statement of income data for the three months ended March 31, June 30, September 30 and December 31, 2000; and

         (3) Selected unaudited pro forma statement of income data for the three months ended March 31, June 30, September 30 and December 31, 1999, calculated assuming the Company's change in revenue recognition effective January 1, 2000 pursuant to SAB 101 had been in effect for 1999.

Additional information can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.


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                      ORTHODONTIC CENTERS OF AMERICA, INC.

             SELECTED UNAUDITED PRO FORMA STATEMENT OF INCOME DATA
       FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996, 1997, 1998 AND 1999

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        Year Ended December 31,(1)
                                                            ---------------------------------------------------
                                                               1996          1997          1998          1999
                                                            ---------     ---------     ---------     ---------
Net revenue ...........................................     $  61,628     $ 100,619     $ 153,353     $ 205,680
                                                            ---------     ---------     ---------     ---------
Direct expenses:
   Employee costs .....................................        19,895        33,429        46,878        61,224
   Orthodontic supplies ...............................         5,428         8,789        13,287        17,136
   Rent ...............................................         6,114        10,299        14,128        18,624
   Marketing and advertising ..........................         6,644         9,855        15,491        16,874
                                                            ---------     ---------     ---------     ---------
Total direct expenses .................................        38,081        62,372        89,784       113,858
General and administrative ............................         8,980        13,915        18,581        24,131
Depreciation and amortization .........................         2,814         5,640         9,124        12,238
                                                            ---------     ---------     ---------     ---------
Operating profit ......................................        11,753        18,692        35,864        55,453
Interest income (expense), net ........................         1,834         1,001            84        (2,431)
                                                            ---------     ---------     ---------     ---------
Income before income taxes ............................        13,587        19,693        35,948        53,022
Provision for income taxes ............................         5,299         7,680        13,672        20,018
                                                            ---------     ---------     ---------     ---------
Net income before cumulative effect of ................         8,288        12,013        22,276        33,004
  change in accounting principle
Cumulative effect of change in accounting
  principle, net of income tax benefit(2) .............         8,288        12,013        22,276          (678)
                                                            ---------     ---------     ---------     ---------
Net income ............................................     $   8,288     $  12,013     $  22,276     $  32,326
                                                            =========     =========     =========     =========
Net income per share, before cumulative
  effect of change in accounting principle(3) .........     $    0.19     $    0.26     $    0.46     $    0.68
Cumulative effect of change in accounting
  principle, net of income tax benefit,
  per share(2)(3) .....................................            --            --            --          (.02)
                                                            ---------     ---------     ---------     ---------
Net income per share(3) ...............................     $    0.19     $    0.26     $    0.46     $    0.66
                                                            =========     =========     =========     =========
Weighted average shares outstanding ...................        43,708        45,414        48,502        48,643

---------

(1) These pro forma amounts were calculated assuming that the Company's change in revenue recognition effective January 1, 2000 pursuant to Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements," had been in effect for all periods presented.

(2) Reflects cumulative effect of a change in accounting principle effective January 1, 1999 related to Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities".

(3) Represents the full dilutive effect of the exercise of common equivalent shares (stock options) outstanding during the year.


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                      ORTHODONTIC CENTERS OF AMERICA, INC.

             SELECTED QUARTERLY UNAUDITED STATEMENT OF INCOME DATA
FOR THE THREE MONTHS ENDED MARCH 31, JUNE 30, SEPTEMBER 30 AND DECEMBER 31, 2000

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           Quarter Ended
                                                  -----------------------------------------------------------------
                                                  Mar. 31, 2000    June 30, 2000    Sept. 30, 2000    Dec. 31, 2000
                                                  -------------    -------------    --------------    -------------
Net revenue .................................        $ 59,282         $ 65,842         $ 69,724         $ 73,988
                                                     --------         --------         --------         --------
Direct expenses:
      Employee costs ........................          17,573           19,044           20,623           20,812
      Orthodontic supplies ..................           4,545            5,236            5,736            5,757
      Rent ..................................           5,314            5,881            6,276            6,502
      Marketing and advertising .............           4,865            5,306            6,030            5,800
                                                     --------         --------         --------         --------
Total direct expenses .......................          32,297           35,467           38,665           38,870
 General and administrative .................           6,621            6,811            7,461            7,467
Depreciation and amortization ...............           3,543            3,667            3,846            4,119
                                                     --------         --------         --------         --------
Operating profit ............................          16,821           19,897           19,752           23,532
Interest income (expense), net ..............            (786)            (979)          (1,152)            (813)
                                                     --------         --------         --------         --------
Income before income taxes ..................          16,035           18,918           18,600           22,719
Provision for income taxes ..................           6,053            7,088            7,021            8,386
                                                     --------         --------         --------         --------
Net income before cumulative
   effect of change in accounting
   principle ................................           9,982           11,829           11,578           14,333
Cumulative effect of change in
   accounting principle, net of
   income tax benefit .......................         (50,576)              --               --               --
                                                     --------         --------         --------         --------
Net income (loss) ...........................        $(40,594)        $ 11,829         $ 11,578         $ 14,333
                                                     ========         ========         ========         ========
 Net income per share, before
   cumulative effect of change in
   accounting principle(1) ..................        $   0.20         $   0.24         $   0.23         $   0.29
 Cumulative effect of change in
   accounting principle, net of
   income tax benefit, per share(1) .........           (1.04)              --               --               --
                                                     --------         --------         --------         --------
Net income (loss) per share(1) ..............        $  (0.84)        $   0.24         $   0.23         $   0.29
                                                     ========         ========         ========         ========
Weighted average shares outstanding .........          49,071           49,522           49,798           50,111

-----------

(1) Represents the full dilutive effect of the exercise of common equivalent shares (stock options) outstanding during the period.

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                      ORTHODONTIC CENTERS OF AMERICA, INC.

        SELECTED QUARTERLY UNAUDITED PRO FORMA STATEMENT OF INCOME DATA
FOR THE THREE MONTHS ENDED MARCH 31, JUNE 30, SEPTEMBER 30 AND DECEMBER 31, 1999

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           Quarter Ended(1)
                                                  -----------------------------------------------------------------
                                                  Mar. 31, 1999    June 30, 1999    Sept. 30, 1999    Dec. 31, 1999
                                                  -------------    -------------    --------------    -------------
Net revenue .................................        $ 44,597         $ 50,355         $ 54,323         $ 56,405
                                                     --------         --------         --------         --------
Direct expenses:
   Employee costs ...........................          13,306           14,958           16,290           16,670
   Orthodontic supplies .....................           3,734            4,112            4,579            4,711
   Rent .....................................           4,027            4,524            4,917            5,156
   Marketing and advertising ................           3,599            4,080            4,623            4,573
                                                     --------         --------         --------         --------
Total direct expenses .......................          24,666           27,674           30,409           31,110
General and administrative ..................           5,227            5,923            6,338            6,643
Depreciation and amortization ...............           2,705            3,097            3,144            3,293
                                                     --------         --------         --------         --------
Operating profit ............................          11,999           13,661           14,432           15,359
Interest income (expense), net ..............            (407)            (469)            (721)            (834)
                                                     --------         --------         --------         --------
Income before income taxes ..................          11,592           13,192           13,711           14,525
Provision for income taxes ..................           4,376            4,980            5,176            5,483
                                                     --------         --------         --------         --------
Net income before cumulative
   effect of change in accounting
   principle ................................           7,216            8,212            8,535            9,042
Cumulative effect of change in
   accounting principle, net of
   income tax benefit(2) ....................            (678)              --               --               --
                                                     --------         --------         --------         --------
Net income ..................................        $  6,538         $  8,212         $  8,535         $  9,042
                                                     ========         ========         ========         ========
Net income per share, before
   cumulative effect of change in
   accounting principle(3) ..................        $   0.15         $   0.17         $   0.17         $   0.19
 Cumulative effect of change in
   accounting principle, net of income tax
   benefit, per share(2)(3)..................            (.02)              --               --               --
                                                     --------         --------         --------         --------
Net income per share(3) .....................        $   0.13         $   0.17         $   0.17         $   0.19
                                                     ========         ========         ========         ========
 Weighted average shares
   outstanding ..............................          48,698           48,633           48,802           48,646

----------

(1) These pro forma amounts were calculated assuming that the Company's change in revenue recognition effective January 1, 2000 pursuant to Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements," had been in effect for all periods presented.

(2) Reflects cumulative effect of a change in accounting principle effective January 1, 1999 related to Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities."

(3) Represents the full dilutive effect of the exercise of common equivalent shares (stock options) outstanding during the period.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ORTHODONTIC CENTERS OF AMERICA, INC.



                                   By: /s/ Bartholomew F. Palmisano, Sr.
                                       -----------------------------------------
                                           Bartholomew F. Palmisano, Sr.
                                           President and Chief Executive Officer


Date: April 20, 2001


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